EXHIBIT "A-4"
CONTRACTS

ATTACHED TO AND MADE A PART OF THAT CERTAIN ASSET PURCHASE AND SALE AGREEMENT
DATED OCTOBER , 2011 BY AND BETWEEN SHORELINE SOUTHEAST LLC AND SHORELINE OFFSHORE LLC, SELLER
AND NORTH AMERICAN ENERGY RESOURCES INC., BUYER

PROSPECT	PARISH	CONTRACT NO	AGREEMENT	DATED	CONTRACT DESCRIPTION

Barataria Bay	Jefferson	11562000	Participation Agreement	06/01/05	Flare, CL&F, Castex, J&S and Empire
Barataria Bay	Jefferson	11563000	Joint Operating Agreement	06/01/05	Operator - Castex
Barataria Bay	Jefferson	11564000	Substitute Unit Well Order	03/27/06	Operator - Castex
Barataria Bay	Jefferson	10015000	Purchase and Sale	6/6/2006 eff: 06/01/06	Castex et al to Energy XXI

Bateman Lake - Cypress	St. Mary	10729000	Farmout	09/09/05	LA Energy & Environment and EnerVest Energy LP
Bateman Lake - Cypress	St. Mary	10730000	Cypress Prospect Exploration Agreement	09/01/05	EnerVest, Texana, Marlin et al Operator - EnerVest
Bateman Lake - Batlak	St. Mary	10731000	Bateman Lake Exploration Agreement	12/21/2000 eff: 10/10/03	Alcorn-Texas and Marlin Energy Operator - EnerVest
Bateman Lake - Tiger Lily	St. Mary	10734000	Tiger Lily Prospect Exploration Agreement	eff: 06/01/04	EnerVest, Alcorn, Texana, Marlin et al
Bateman Lake - Tiger Lily	St. Mary	10735000	Joint Operating Agreement	06/01/04	Operator - EnerVest
Bateman Lake - Tiger Lily	St. Mary	10736000	Compression, Dehydration Agreement	eff: 01/31/05	EnerVest, Alcorn, Texana, Marlin et al
Bateman Lake - Cattail	St. Mary	10737000	Cattail Prospect Exploration Agreement	eff: 06/01/04	EnerVest, Alcorn, Texana, Marlin et al
Bateman Lake - Lone Tree	St. Mary	10738000	Lone Tree Prospect Exploration Agreement	eff: 06/01/05	EnerVest, Texana, Marlin et al
Bateman Lake	St. Mary	11217000	Purchase and Sale	02/21/2006 eff: 01/01/06	Marlin Energy to Energy XXI

Bay Batiste	Plaquemines	10281000	Joint Operating Agreement	08/10/05	Castex, Hilcorp Energy I and EPL Operator - Castex
Bay Batiste	Plaquemines	11596000	Participation Agreement	08/09/05	Hilcorp and Castex
Bay Batiste	Plaquemines	10015000	Purchase and Sale	6/6/2006 eff: 06/01/06	Castex et al to Energy XXI

Bayou Pointe Au Chien	Terrebonne	10993000	Joint Operating Agreement	12/1/2004	EPL, Apache and Denbury Operator - EPL
Bayou Pointe Au Chien	Terrebonne	10794000	Purchase and Sale; Amended and Restated Agreement of Ltd. Partnership; First Amendment to Agreement; Assignment of Partnership Interest	05/31/2007 eff: 04/01/07	EPL to Castex 2007 LP
Bayou Pointe Au Chien	Terrebonne	10982000	Distribution of Partnership Assets	11/30/07	Castex et al and Energy XXI

Bourg - Mrs. Fields et al Prospects	Lafourche		Operating Agreement	4/15/07	Operating Agreement dated April 15,2007, between Shoreline Southeast LLC and Castex Energy, Inc.covering AMI located in Sections 42,43,48,49,56-T17S-R18E, Lafourche Parish

Bourg (South)	Terrebonne	10301000	Participation Agreement	07/01/04	Flare and CL&F
Bourg (South)	Terrebonne	10302000	Joint Operating Agreement	09/15/03	Operator - Apache
Bourg (South)	Terrebonne	10866000	Unit Order 394-D	09/23/04	Operator - Apache
Bourg (South)	Terrebonne	10015000	Purchase and Sale	06/06/2006 eff: 06/01/06	Castex et al to Energy XXI
Bourg (South)	Terrebonne	10794000	Purchase and Sale; Amended and Restated Agreement of Ltd. Partnership; First Amendment to Agreement; Assignment of Partnership Interest	05/31/2007 eff: 04/01/07	EPL to Castex 2007 LP
Bourg (South)	Terrebonne	10982000	Distribution of Partnership Assets	11/30/07	Castex et al and Energy XXI
Bourg (South)	Terrebonne		Gas Purchase Contract		Gas Purchase Contract dated July 1, 2011 by and between Shoreline Southeast LLC as “Seller” and Trans Louisiana Gas Pipeline, Inc. as “Buyer”

Boutte South Prospect - Area 1	St. Charles		Participation Agreement	2/11/08	Participation Agreement dated 2-11-08 between Castex Energy, Inc. (Operator) and Shoreline Southeast LLC
Boutte South Prospect - Area 2	St. Charles		Participation Agreement	2/18/08	Participation Agreement dated 2-18-08 between Castex Energy, Inc. (Operator) and Shoreline Southeast LLC

Buxton A	Calcasieu	000493-C	Letter Agreement	9/12/2002	KM-26180 - ASPECT RESOURCES TEMPLE-INLAND 2-1
Buxton A	Jefferson Davis	000500-C	Letter Agreement	1/10/2004	LETTER AGRMT WITH TOPAZ & ASPECT TEMPLE-INLAND 2-1
Buxton A	Calcasieu	000501-C	Joint Operating Agrmt	6/23/2004	OA W/ASPECT & TOPAZ BUXTON CREEK A TEMPLE-INLAND 2-1
Buxton A	Calcasieu	000502-C	Joint Operating Agrmt	6/23/2004	OA W/GAITHER ASSET MANAGEMENT, INC. TEMPLE-INLAND 2-1
Buxton A	Calcasieu	000503-C	Unit Order	8/17/2004	KM-26348-A ORDER NO 195-B-3 TEMPLE-INLAND 2-1
Buxton A	Calcasieu		Gas Purchase and Sale Contract	1/1/2010	Gas Purchase and Sale Contract dated January 1, 2010 by and between Shoreline Southeast LLC as “Seller” and Louis Dreyfus Energy Services L.P. as “Buyer”
Buxton A	Calcasieu		Natural Gas Liquids Purchase Contract	6/20/2007	Natural Gas Liquids Purchase Contract dated June 20, 2007 by and between Southern G Holdings LLC as “Seller” and Alliance Gas Products Corporation as “Buyer”
Buxton A	Calcasieu		Master Lease/Service Agreement	6/16/2009	Master Lease/Service Agreement dated June 16, 2009 between Shoreline Southeast LLC and Kinder Morgan

Castex Dispositon	Various		Letter of Intent	8/24/11	Letter of Intent dated August 24, 20011 between Castex Development Fund, L.P. and Shoreline Southeast LLC and Shoreline Offshore LLC

Clovelly - 2,4,5 Projects	Lafourche		Purchase Agreement	1/16/03	Purchase Agreement dated 1-16-03 and Amendment to Purchase Agreement dated 1-24-06 between Coastline and ORX
Clovelly - 2,4,5 Projects	Lafourche		Operating Agreement	10/20/03	Operating Agreement dated 10-20-03 between ORX and Coastline
Clovelly - 2,4,5 Projects	Lafourche		Participation Agreement	10/20/03	Participation Agreement dated 10-20-03 between ORX and Cano. Cano participation to join in ORX and Coastline AMI
Clovelly - 2,4,5 Projects	Lafourche	Participation Agreement	10/20/03	Participation Agreement dated 10-20-03 between ORX and PetroReal of Louisiana L.L.C. participation to join in ORX and Coastline AMI.
					Letter dated 6-23-05 from ORX which limits further participation of PetroReal in any further activity under JOA except within the productive confines of the Allain-LeBreton No. #1 well. (Shoreline does not have an interest in the Allain-LeBreton No # well)
Clovelly - 2,4,5 Projects	Lafourche		Purchase Agreement	3/18/08	Purchase Agreement dated 3-18-08, but effective 1-1-08 between ORX Resources, as Seller, and Shoreline Southeast LLC as buyer
Clovelly - 2,4,5 Projects	Lafourche		Participation Agreement	5/1/08	Participation Agreement dated 5-1-08 between Shoreline Southeast LLC and Cloister Louisiana III LLC
Clovelly - 2,4,5 Projects	Lafourche		Participation Agreement	5/1/08	Participation Agreement dated 5-1-08 between Shoreline Southeast LLC and Ralow Services, Inc.
Clovelly - 2,4,5 Projects	Lafourche		Participation Agreement	5/1/08	Participation Agreement dated 5-1-08 between Shoreline Southeast LLC and Knight Resources, Inc.
Clovelly - 4,5,8 Projects	Lafourche		Letter of Intent	8/14/08	Letter of Intent dated August 14, 2008 between Shoreline Southeast LLC and Bayou Bend Petroleum U.S.A., Ltd and Summit Energy Company, L.L.C. (To exchange participation in each other's prospects.)
Clovelly - 4,5,8 Projects	Lafourche		Participation Agreement	8/14/08	Participation Agreement dated August 14, 2008 between Shoreline Energy LLC and Summit Energy Company, L.L.C.
Clovelly - 4,5,8 Projects	Lafourche		Participation Agreement	8/15/08	Participation Agreement dated August 15, 2008 between Shoreline Southeast LLC and Gulf Offshore Marine Inc.
Clovelly - Project 4	Lafourche		Assignment and Bill of Sale and Conveyance	8/1/09	Assignment and Bill of Sale and Conveyance dated August 1, 2009 between Dynamic Offshore Resources, LLC and Shoreline Southeast LLC
Clovelly	Lafourche		Asset Sale Agreement	10/21/09	Asset Sale Agreement dated October 21, 2009 between ORX Resources, Inc. and Shoreline Southeast LLC
Clovelly	Lafourche		Facilities Agreement	7/15/04	Facilities Agreement dated July 15, 2004 between Tennessee Gas Pipeline Company and ORX Resources, Inc.
Clovelly	Lafourche		Meter Facilities Agreement	8/28/06	Meter Facilities Agreement dated August 28, 2006 between ORX Resources, Inc. and Renaissance Petroleum Company, LLC
Clovelly	Lafourche		Assignment	10/1/09	Assignment dated January 4, 2010, but effective October 1, 2009 between Coastline Oil & Gas, Inc. and Monarch Exploration, Inc., as Assignors, and Shoreline Southeast LLC, as Assignee
Clovelly	Lafourche		Letter Agreement	6/8/09	Letter Agreement dated June 8, 2009 between Shoreline Energy LLC and Shelf Energy LLC
Clovelly	Lafourche		Representation Agreement	7/28/10	Allain-LeBreton Company, L.L.C. Representation Agreement dated July 28, 2010
Clovelly	Lafourche		Natural Gas Marketing, Transportation and Processing Agency Agreement	4/1/09	Natural Gas Marketing, Transportation and Processing Agency Agreement dated April 1, 2009 by and between Upstream Energy Services, L.P. as “Agent” and Shoreline Southeast LLC as “Client”
Clovelly	Lafourche		Oil Purchase Contract	3/15/11	Oil Purchase Contract dated March 15, 2011 by and between Shoreline Southeast LLC as “Seller” and Texon L.P. as “Buyer”
Clovelly	Lafourche	B005282	Performance Bond	10/29/09	Performance Bond between Shoreline Southeast LLC as Principal, and ORX Resources, Inc. as Obligee
Clovelly	Lafourche		Rental Service Agreement	12/08/08	Rental Service Agreement dated December 8, 2008 between Shoreline Southeast LLC and Weatherford
Clovelly	Lafourche		Rental Service Agreement	01/20/11	Rental Service Agreement dated January 20, 2011 between American Warrior Inc. and Shoreline Southeast LLC

Crimson Acquisition	Various		Purchase and Sale Agreement	11/24/09	Purchase and Sales Agreement dated November 24, 2009 between Shoreline Southeast LLC and Crimson Exploration Operating, Inc.
Crimson Acquisition	Various		Assignment, Bill of Sale and Conveyance	12/29/09	Assignment, Bill of Sale and Conveyance dated December 29, 2009, but effective October 1, 2009 between Shoreline Southeast LLC and Crimson Exploration, Inc. and Crimson Exploration Operating, Inc.
Crimson Acquisition	Various		Performance Bonds		Performance Bonds for Crimson Acquisition: Lacassane Company and Grand Lake Field
Crimson Acquisition	Various		Closing Letter Agreement	12/29/09	Closing Letter Agreement dated December 29, 2009 between Shoreline Southeast LLC and Crimson Exploration, Inc. and Crimson Exploration Operating, Inc.

Deer Island West	Terrebonne	10488000	Throughput Agreement	10/01/97	LL&E and Howell Petroleum
Deer Island West	Terrebonne	10064000	Unit Order 1313-A-1	01/12/1999 eff: 12/15/98	Operator - Howell Petroleum
Deer Island West	Terrebonne	10065000	Participation Agreement	04/01/97	Voyager, Howell, Falcon Seaboard, Sunbelt et al
Deer Island West	Terrebonne	10265000	Voluntary Unitization Agreement	03/01/93	State Mineral Board, LL&E, CL&F, Devon, et al
Deer Island West	Terrebonne	10268000	Amendment to Voluntary Unit Agreement 12,800' RB VU A	02/26/2010 eff: 01/13/10	CL&F, State Mineral Board, Castex, Energy XXI, et al
Deer Island West	Terrebonne	11547000	Joint Operating Agreement	undated	Operator - Howell Petroleum
Deer Island West	Terrebonne	11875000	Farmout	09/15/09	Energy XXI and Castex
Deer Island West	Terrebonne	11877000	Letter Agreement	09/09/91	Sunbelt, Voyager, LL&E, Devon et al
Deer Island West	Terrebonne	10015000	Purchase and Sale	06/06/2006 eff: 06/01/06	Castex et al to Energy XXI
Deer Island West	Terrebonne		Oil Purchase Contract	06/21/11	Oil Purchase Contract dated June 21, 2011 by and between Shoreline Southeast LLC as “Seller” and Texon L.P. as “Buyer”

Diamond	Plaquemines		Purchase and Sale Agreement	12/2/10	Purchase and Sale Agreement dated December 2, 2010 between Shoreline Southeast LLC and Energy & Exploration Solutions, LLC
Diamond	Plaquemines		Closing Documents	10/1/10	Closing documents for the Diamond Field acquisition dated effective October 1, 2010 between Energy & Exploration Solutions, LLC and Shoreline Southeast LLC
Diamond	Plaquemines		Access Agreement	1/6/11	Access Agreement dated January 6, 2011 between Magnolia Real Estate Investments and Shoreline Southeast LLC
Diamond	Plaquemines		Purchase and Sale Agreement	3/29/11	Purchase and Sale Agreement (and related closing documents) between Southern Natural Gas Company and Shoreline Southeast LLC dated March 29, 2011
Diamond	Plaquemines		Oil Purchase Contract	10/1/10	Oil Purchase Contract dated January 18, 2011 by and between Shoreline Southeast LLC as “Seller” and Plains Marketing, L.P. as “Buyer”
Diamond	Plaquemines		Gas Sale and Purchase Contract	7/29/11	Gas Sale and Purchase Contract dated July 29, 2011 by and between Atmos Energy Marketing, LLC, as “Seller” and Shoreline Energy LLC as “Buyer”.
Diamond	Plaquemines		Master Compression Services Agreement	7/12/11	Master Compression Services Agreement dated July 12, 2011 between Shoreline Southeast LLC and Exterran

Energy XXI Acquisition	Various		Purchase and Sale Agreement	5/11/11	Purchase and Sale Agreement dated May 11, 2011 between Energy XXI Onshore, LLC as Seller, and Shoreline Southeast LLC and Shoreline Offshore LLC, as Buyer
Energy XXI Acquisition	Various		Platform Boarding Agreement	6/6/11	Platform Boarding Agreement dated June 6, 2011 between Castex Energy, Inc. (Owner) and Shoreline Energy LLC (Boarder)

Eugene Island 224 No. 7 Well Prospect (EI 224)	Eugene Island 224		Participation Agreement	6/18/09	Participation Agreement dated June 18, 2009 between Shoreline Offshore LLC and Pingora Exploration Company LLC
Eugene Island 224 No. 7 Well Prospect (EI 224)	Eugene Island 224		Offshore Operating Agreement	2/2/09	Offshore Operating Agreement dated February 2, 2009 between Castex Offshore, Inc., as Operator, and Shoreline Offshore LLC, et al, as Non-Operators
Eugene Island 224 No. 7 Well Prospect (EI 224)	Eugene Island 224		Letter Agreement	11/19/09	Letter Agreement dated November 19, 2009 between Shoreline Offshore LLC and Castex Offshore, Inc. regarding insurance
Eugene Island 224 No. 8 Well Prospect (EI 224)	Eugene Island 224		Participation Agreement	8/17/10	Participation Agreement dated August 17, 2010 between Shoreline Offshore LLC and Pingora Exploration Company LLC
Eugene Island 224 No. 8 Well Prospect (EI 224)	Eugene Island 224		Offshore Operating Agreement	8/17/10	Offshore Operating Agreement dated August 17, 2010 between Castex Offshore, Inc. as Operator, and CL&F Resources LP et al, as Non-Operators
Eugene Island 224	Eugene Island 224		Slot Rental Agreement	4/11/11	Slot Rental Agreement dated April 11, 2011 between Castex Offshore, Inc., CL&F Resources LP, GOM-C Exploration, LLC, Bois d'Arc Exploration LLC, Shoreline Offshore LLC, and Juniper Exploration, as "Owners", and Castex, CL&F, GOM-C, Shoreline, and Juniper, as "Lessees"

Gibson East - Oakley	Terrebonne	Joint Operating Agreement	4/1/08	Per the Seismic Consulting Agreement dated 4/9/07 between Castex and Shoreline (Contract 016), our August 24, 2007 Letter Agreement was sent to Castex exercising our right to obtain 25% working interest in Revo, Serengeti, Oakley, Bolle' and Goldsby #1 ST Prospects and requesting Castex's election as to their participation. Castex elected to participate for 75% WI in Oakley.
					Joint Operating Agreement dated April 1, 2008 between Castex Energy, Inc. (Operator) and Shoreline Southeast LLC and Energy XXI Gulf Coast, Inc. (Non-Operators)
Gibson South - Serengeti	Terrebonne		Letter Agreement	8/24/07	Per the Seismic Consulting Agreement dated 4/9/07 between Castex and Shoreline (Contract 016), our August 24, 2007Letter Agreement was sent to Castex exercising our right to obtain 25% working interest in Revo, Serengeti, Oakley, Bolle' and Goldsby #1 ST Prospects and requesting Castex's election as to their participation. As of 08/01/2008, Castex had made no election to participate in Serengeti. Serengeti was pretty much "C2'd" by a Denbury well

Golden Meadow	LaFourche	10839000	Joint Operating Agreement	03/01/07	Operator - Castex Castex and Energy XXI
Golden Meadow	LaFourche	10842000	Farmout and Lease Agreement	02/28/07	Apache and Castex

Grand Lake	Cameron	000415-C	Joint Operating Agreement	07/01/01	Grand Lake JOA
Grand Lake	Cameron	000416-C	Seismic Permit	05/03/04
Grand Lake	Cameron		Bill of Sale and Conveyance	7/1/10	Assignment, Partial Assignment, Bill of Sale and Conveyance dated July 1, 2010 between Plains Marketing, L.P., as Assignor, and Shoreline Southeast LLC, as Assignee. (3" Gas Line)
Grand Lake	Cameron		License Agreement	9/14/10	License Agreement dated September 14, 2010 between Plains Marketing, L.P. and Shoreline Southeast LLC
Grand Lake	Cameron		Oil Purchase Contract	2/19/10	Oil Purchase Contract dated February 19, 2010 by and between Shoreline Southeast LLC as “Seller” and Plains Marketing, L.P. as “Buyer”
Grand Lake	Cameron	B005348	Onshore Plugging Performance Bond	12/29/09	Onshore Plugging Performance Bond between Shoreline Southeast LLC as Principal, and Crimson Exploration, inc. and Crimson Exploration Operating, Inc. as Obligee
Grand Lake	Cameron		Bareboat Charter Agreement	7/14/11	Bareboat Charter Agreement dated July 14, 2011 between Shoreline Southeast LLC and Phillips Marine, LLC
Grand Lake	Cameron		Land Lease Agreement		Land Lease Agreement between Shoreline Southeast LLC and Plains Marketing

Houma (South)	Terrebonne	10452000	Revised Participation Agreement	06/01/06	Flare, CL&F, Castex, Energy XXI, CRex and J&S Oil
Houma (South)	Terrebonne	10453000	Joint Operating Agreement	06/01/06	Operator - Castex
Houma (South)	Terrebonne	10844000	Farmout	03/12/07	Icarus, Creede, Flare, CL&F, Castex, Energy XXI et al
Houma (South)	Terrebonne	10845000	Letter Pursuant to Farmout	03/12/07	Icarus, Creede, Flare, CL&F, Castex, Energy XXI et al
Houma (South)	Terrebonne	10990000	Unit Order 141 G-2	12/12/07 eff: 11/13/07	Operator - Castex
Houma (South)	Terrebonne	10996000	Farmout	12/07/07	Vision Energy, Castex, CL&F, Flare, Energy XXI, CRex and J&S Oil
Houma (South)	Terrebonne	10794000	Purchase and Sale; Amended and Restated Agreement of Ltd. Partnership; First Amendment to Agreement; Assignment of Partnership Interest	05/31/2007 eff: 04/01/07	EPL to Castex 2007 LP
Houma (South)	Terrebonne	10982000	Distribution of Partnership Assets	11/30/07	Castex et al and Energy XXI

Humphreys East - Vaurnet	Terrebonne		Letter Agreement	7/10/08	Letter Agreement dated July 10, 2008 between Shoreline Energy LLC and Castex Energy, Inc. whereby Shoreline exercises its right to obtain 25% working interest in Roxy, Armani and Vaurnet Prospects and requests Castex make an election as to their participation

Indian Village	Jefferson Davis		Well Bore Assignment	8/1/10	Well Bore Assignment dated August 1, 2010 whereby Noble Energy, Inc. assigns all of their interest in and to the Folley No. 1 well to Shoreline Southeast LLC
Indian Village	Jefferson Davis	000430-C	Joint Operating Agrmt	10/11/1999	KM-25948 -J A BEL EST 21-1 U HBY RA SUA
Indian Village	Jefferson Davis	000430A-C	Escrow Agrmt	2/29/2000	KM-25948-A ESCROW AGREEMENT BEL 21-1
Indian Village	Jefferson Davis	000430B-C	Unit Order	1/18/2000	KM-25948-B U HBY RA SUA-J A BEL 21-1
Indian Village	Jefferson Davis	000430C-C	Unit Order	7/27/2004	KM-25948-C ORDER 143-B-1 U HBY RA SUA BEL 21-1
Indian Village	Jefferson Davis	000431-C	Farmout	8/27/2004	W NOBLE ENERGY ADAMS 31 1 FARMOUT AGREEMENT
Indian Village	Jefferson Davis	000433-C	Salt Water Disposal Agrmt	8/8/2004	KENNETH MCCOWN ETUX SWD AGREEMENT
Indian Village	Jefferson Davis	000434-C	Joint Operating Agrmt	8/1/1999	KM-25951 - FOLLEY 1 & 2 - HBY RB SUA
Indian Village	Jefferson Davis	000434A-C	Unit Order	9/6/2000	KM-25951-A-HBY RB SUA #1448-C-1 FOLLEY
Indian Village	Jefferson Davis	000461-C	Joint Operating Agrmt	4/1/2000	KM-25970 - L. DOUGET #1 PN 427102
Indian Village	Jefferson Davis	000461A-C	Unit Order	1/18/2000	KM-25970-A-ORD. 143-B-DOUGET& BEL21-1
Indian Village	Jefferson Davis	000461B-C	Unit Order	1/18/2000	KM-25970-B - ORDER 143-C - DOUGET 1
Indian Village	Jefferson Davis	000461C-C	Escrow Agrmt	7/1/1999	KM-25970-C ESCROW AGREEMENT DOUGET 1D
Indian Village	Jefferson Davis	000471-C	Unit Order	7/31/2001	KM-25973 - HBY RB SUA- K MCCOWN 33-1
Indian Village	Jefferson Davis	000471A-C	Joint Operating Agrmt	11/1/2001	KM-25973-A - MCCOWN #33-1 PN 427105
Indian Village	Jefferson Davis	000478-C	Joint Operating Agrmt	5/1/2001	KM-25978 - TEXACO NO. 26-1 WELL
Indian Village	Jefferson Davis	000478A-C	Unit Order	3/21/2001	KM-25978-A ORDER #505-A, TEXACO 26-1
Indian Village	Jefferson Davis	000480-C	Joint Operating Agrmt	11/1/1999	KM-25980-WALKER LA. # 1- HBY RA SUB
Indian Village	Jefferson Davis	000480A-C	Unit Order	4/13/1999	KM-25980-A - HBY RA SUB - WALKER LA #1
Indian Village	Jefferson Davis	000488-C	Joint Operating Agrmt	11/15/2002	KM-26130 HBY RB SUB & 9100' SAND RES A MCCOWN 29-1
Indian Village	Jefferson Davis	000488A-C	Unit Order	4/22/2003	KM-26130A HBY RB SUB-MCCOWN 29-1
Indian Village	Jefferson Davis	000488B-C	Unit Order	4/22/2003	KM-26130B 9100' SAND RESERVOIR A-MCCOWN 29-1
Indian Village	Jefferson Davis	000498-C	Joint Operating Agrmt	3/10/2004	JOINT OPERATING AGREEMENT ADAMS 31-1
Indian Village	Jefferson Davis	000498A-C	Voluntary Unit Agreement	8/12/2004	VOLUNTARY UNIT AGREEMENT; ADAMS 31-1
Indian Village	Jefferson Davis	000498B-C	Letter Agreement	1/1/2004	LETTER AGREEMENT; LOUIS HARVEY ADAMS ETAL ADAMS 31-1
Indian Village	Jefferson Davis		Master Compression Services Agreement	3/3/2010	Master Compression Services Agreement dated March 3, 2010 between Shoreline Southeast LLC and Exterran
Indian Village	Jefferson Davis		Master Compression Services Agreement	5/2/2010	Master Compression Services Agreement dated May 2, 2010 between Shoreline Southeast LLC and Exterran

Joe McHugh North	LaFourche		Prospect file	04/15/07	Castex and Energy XXI Operator - Castex
Joe McHugh North	LaFourche	11068000	Joint Operating Agreement	04/15/07	Castex and Energy XXI Operator - Castex
Joe McHugh North	LaFourche	11146000	Bill of Sale	04/22/08	Energy XXI and Castex
Joe McHugh North	LaFourche	11675000	Unit Order

Lacassine	Cameron	000417-C	Unit Order Agreement 868	11/23/70	Lacassine "B"
Lacassine	Cameron		Oil Purchase Contract	04/06/11	Oil Purchase Contract dated April 6, 2011 by and between Shoreline Southeast LLC as “Seller” and Texon L.P. as “Buyer”
Lacassine	Cameron		Gas Purchase Contract	03/01/11	Gas Purchase Contract dated March 1, 2011 by and between Shoreline Southeast LLC as “Seller” and Texon L.P. as “Buyer”
Lacassine	Cameron	B005337	Performance Bond	12/29/09	Performance Bond between Shoreline Southeast LLC as Principal and The Lacassane Company as Obligee
Lacassine	Cameron		Master Compression Services Agreement	01/11/11	Master Compression Services Agreement dated January 11, 2011 between Shoreline Southeast LLC and Exterran

Lake Arthur, Southwest	Cameron	10994000	Participation Agreement	10/17/05	Mandalay, Neumin and Energy Partners
Lake Arthur, Southwest	Cameron	10995000	Joint Operating Agreement	10/17/05	Operator - Energy Partners
Lake Arthur, Southwest	Cameron	11237000	Unit Order 649-F	06/13/06 eff: 06/06/06	Operator - Energy Partners
Lake Arthur, Southwest	Cameron	10794000	Purchase and Sale; Amended and Restated Agreement of Ltd. Partnership; First Amendment to Agreement; Assignment of Partnership Interest	05/31/2007 eff: 04/01/07	EPL to Castex 2007 LP
Lake Arthur, Southwest	Cameron	10982000	Distribution of Partnership Assets	11/30/07	Castex et al and Energy XXI

Lake Boudreaux	Terrebonne	10608000	Participation Agreement Arrowhead Prospect	09/15/03	Flare and CL&F
Lake Boudreaux	Terrebonne	10986000	Joint Operating Agreement - Arrowhead Prospect	09/15/03
Lake Boudreaux	Terrebonne	10639000	Production Handling Agreement	07/01/04	Apache, EPL, CL&F, Energy XXI et al
Lake Boudreaux	Terrebonne	10640000	Voluntary Unit Agreement Lake Boudreaux VUD	11/10/04	Apache, Castex, Flare et al
Lake Boudreaux	Terrebonne	10641000	Voluntary Unit Agreement Lake Boudreaux VUB	05/12/04	Apache, CL&F, Flare and Castex
Lake Boudreaux	Terrebonne	10643000	Letter Agreement	11/23/04	Castex and Flare
Lake Boudreaux	Terrebonne	10644000	Joint Operating Agreement	09/01/04	Apache, EPL, White Oak Energy et al
Lake Boudreaux	Terrebonne	11160000	Voluntary Unit Agreement Lake Boudreaux Dularge VUA	09/10/03	State Mineral Board, Apache, Nortex, Castex et al
Lake Boudreaux	Terrebonne	10646000	Production Handling Agreement	05/01/05	Apache, EPL, Nortex, Flare et al
Lake Boudreaux	Terrebonne	10779000	Joint Operating Agreement - Constellation Prospect	09/15/03	Apache, Flare and Castex
Lake Boudreaux	Terrebonne	10988000	Joint Operating Agreement	08/01/03	Apache, Castex and Meridian
Lake Boudreaux	Terrebonne	10015000	Purchase and Sale	06/06/2006 eff: 06/01/06	Castex et al to Energy XXI
Lake Boudreaux	Terrebonne	10794000	Purchase and Sale; Amended and Restated Agreement of Ltd. Partnership; First Amendment to Agreement; Assignment of Partnership Interest	05/31/2007 eff: 04/01/07	EPL to Castex 2007 LP
Lake Boudreaux	Terrebonne	10982000	Distribution of Partnership Assets	11/30/07	Castex et al and Energy XXI
Lake Boudreaux	Terrebonne		Gas Purchase Contract		Gas Purchase Contract dated September 1, 2009 by and between Crosstex Gulf Coast Marketing LTD as “Buyer” and Energy XXI Gulf Coast, Inc. as “Seller”
Lake Boudreaux	Terrebonne		Gas Processing Agreement	09/01/09	Gas Processing Agreement dated September 1, 2009 by and between Energy XXI Gulf Coast Inc. and Crosstex LIG Liquids, LLC

Lake Boudreaux East		10446000	Participation Agreement	05/02/06	Castex and Paradigm
Lake Boudreaux East	Terrebonne	10369000	Joint Operating Agreement	06/01/06	Castex, Paradigm and Energy XXI Operator - Castex
Lake Boudreaux East	Terrebonne	10015000	Purchase and Sale	6/6/2006 eff: 06/01/06	Castex et al to Energy XXI
Lake Boudreaux East	Terrebonne	10881000	Unit Order 895-G	11/01/07	Operator - Castex

Lake Gero	Terrebonne	10009000	Joint Operating Agreement	06/01/06	Castex, Energy XXI, Paradigm Operator - Castex
Lake Gero	Terrebonne	10510000	Operating Agreement
Lake Gero	Terrebonne	11250000	Unit Order
Lake Gero	Terrebonne	10015000	Purchase and Sale	06/06/2006 eff: 06/01/06	Castex et al to Energy XXI

Lake Verret East	Assumption	10516000	Participation Agreement	10/09/06	Rozel Energy, Energy XXI, J&S Oil & Gas, Ridgeline and Stokes & Spiehler
Lake Verret East	Assumption	10517000	Joint Operating Agreement	10/09/06	Operator - Rozel
Lake Verret East	Assumption	10870000	Unit Order 380-K	08/22/07	Operator - Rozel
Lake Verret East	Assumption	10871000	Unit Order 380-L	08/22/07	Operator - Rozel

Lapeyrouse	Terrebonne	11017000	Joint Operating Agreement	10/01/03	Castex and Apache
Lapeyrouse	Terrebonne	11021000	Joint Operating Agreement	09/01/04	Castex, Apache et al Operator - Castex
Lapeyrouse	Terrebonne	11022000	Joint Operating Agreement	12/15/03	Castex, Apache Geoil, et al Operator - Castex
Lapeyrouse	Terrebonne	11026000	Joint Operating Agreement	05/01/04	Castex, Apache, Beta et al Operator - Castex
Lapeyrouse	Terrebonne	11027000	Unit Order 416-R-2	06/14/2006 eff: 05/02/06	Operator - Energy Partners Ltd.
Lapeyrouse	Terrebonne	11024000	Joint Operating Agreement	07/24/03	Operator - Castex
Lapeyrouse	Terrebonne	11028000	Unit Order 416-B-10	10/10/05 eff: 08/02/05	Operator - Energy Partners Ltd.
Lapeyrouse	Terrebonne	11029000	Unit Order 416-B-11	12/27/05 eff: 10/11/05	Operator - Energy Partners Ltd.
Lapeyrouse	Terrebonne	11030000	Unit Order 416-B-12	01/19/06 eff: 12/20/05	Operator - Energy Partners Ltd.
Lapeyrouse	Terrebonne	11031000	Unit Order 416-B-13	06/14/06 eff: 05/02/06	Operator - Energy Partners Ltd.
Lapeyrouse	Terrebonne	11032000	Joint Operating Agreement	10/01/04	Operator - Castex
Lapeyrouse	Terrebonne	11035000	Individual Operating Agreement for Pelican 2 Unit	08/01/60
Lapeyrouse	Terrebonne	11036000	Unit Order 416-A-11	11/10/03 eff: 11/04/03	Operator - Castex
Lapeyrouse	Terrebonne	11037000	Unit Order 416-A-5	05/09/62 eff: 05/01/62
Lapeyrouse	Terrebonne	11038000	Letter Agreement	11/05/03	Castex, Apache, Beta et al Operator - Castex
Lapeyrouse	Terrebonne	11039000	Joint Operating Agreement	01/05/05	Operator - Xplor Energy
Lapeyrouse	Terrebonne	11040000	Exploration Agreement - Starboard	02/19/96	Polaris, South Coast, SOCO, Frontier and Matagorda
Lapeyrouse	Terrebonne	11041000	Letter Agreement	04/27/95	Frontier, Polaris and Laurent
Lapeyrouse	Terrebonne	11046000	Unit Order 416-A-16	05/26/05 eff: 05/04/05	Operator - Energy Partners Ltd.
Lapeyrouse	Terrebonne	11047000	Unit Order 416-B-14	10/18/06 eff: 09/19/06	Operator - Energy Partners Ltd.
Lapeyrouse	Terrebonne	11048000	Unit Order 416-A-15	04/06/05 eff: 03/08/05	Operator - Xplor Energy
Lapeyrouse	Terrebonne	11049000	Unit Order 416-A-14	11/10/04 eff: 10/19/04	Operator - Castex
Lapeyrouse	Terrebonne	11051000	Unit Order 416-B-8	05/06/04 eff: 04/06/04	Operator - Castex
Lapeyrouse	Terrebonne	11058000	Unit Order 416-ZZ-1	05/06/04 eff: 04/06/04	Operator - Castex
Lapeyrouse	Terrebonne	11059000	Unit Order 416-ZZ-2	12/06/04 eff: 11/03/04	Operator - Castex
Lapeyrouse	Terrebonne	11082000	Unit Order 416-ZZ-3	04/05/06 eff: 03/07/06	Operator - Energy Partners Ltd.
Lapeyrouse	Terrebonne	11295000	Unit Order 416-R-1	10/23/91 eff: 10/15/91	Hunt Petroleum
Lapeyrouse	Terrebonne	11299000	Individual Operating Agreement for GG RB SUA	03/30/92	Placid, Hunt, Oxy, William Conover and Exxon
Lapeyrouse	Terrebonne	11302000	General Operating Agreement		Placid, Humble, California Oil, Cities Services, et al
Lapeyrouse	Terrebonne	11306000	Pooling and Unitization Agreement and Declaration of Unit	08/24/54	Placid, Arkansas Fuel, William Conover and State Mineral Board
Lapeyrouse	Terrebonne	50016	Farmout	08/10/10	Castex, Apache, Energy XXI, Gulf South Holding et al
Lapeyrouse	Terrebonne	10794000	Purchase and Sale; Amended and Restated Agreement of Ltd. Partnership; First Amendment to Agreement; Assignment of Partnership Interest	05/31/2007 eff: 04/01/07	EPL to Castex 2007 LP
Lapeyrouse	Terrebonne	10982000	Distribution of Partnership Assets	11/30/07	Castex et al and Energy XXI

Lirette	Terrebonne	10989000	Joint Operating Agreement	06/15/04	Castex and Apache Operator - Castex
Lirette	Terrebonne	10794000	Purchase and Sale; Amended and Restated Agreement of Ltd. Partnership; First Amendment to Agreement; Assignment of Partnership Interest	05/31/2007 eff: 04/01/07	EPL to Castex 2007 LP
Lirette	Terrebonne	10982000	Distribution of Partnership Assets	11/30/07	Castex et al and Energy XXI

Little Lake	Jefferson		Pooling Agreement	8/19/54	Pooling Agreement dated August 19, 1954 between the State of Louisiana (2453) and the Jefferson Parish School Board
Little Lake	Jefferson		Purchase Agreement	5/2/03	Purchase Agreement between Coastline Oil & Gas, Inc. and ORX Resources, Inc. dated May 2, 2003
Little Lake	Jefferson		Joint Bidding Agreement	8/27/08	Joint Bidding Agreement dated August 27, 2008, between Shoreline Southeast LLC and JGC Energy Development (USA) Inc. (09/08 and 10/08 State of LA Lease Sales)
Little Lake	Jefferson		Joint Bidding Agreement	6/18/09	Joint Bidding Agreement dated June 18, 2009, between Shoreline Southeast LLC and JGC Energy Development (USA) Inc. (07/09 State of LA Lease Sale)
Little Lake - North Plum Point	Lafourche and Jefferson		Letter Agreement	6/8/07	Letter Agreement dated June 8, 2007 between Baby Oil, Inc. and Shoreline Southeast LLC covering State Lease 2383 and being 400 acres as described on plat of the 10,500' RA SUA created under Louisiana Con. Order No. 604-O and plat of the 9,600' RU SUA created under Louisiana Con. Order No 604-N all located in T18S-R23E in Lafourche and Jefferson Parish
Little Lake - North Plum Point	Lafourche and Jefferson	B006419	Surety Bond	3/31/11	Surety Bond - Plugging and Abandonment of injection well SL2383 SWD No. 1, SN 204577, Little Lake Field, Jefferson Parish, LA; Shoreline Southeast LLC as Principal and State of Louisiana as Obligee
Little Lake - Strikeking	Jefferson		Closing Documents	7/10/08	Closing Documents for the Strikeking sale dated July 10, 2008, but effective May 1, 2008 between Marlin Coastal, L.L.C., et al, as sellers, and JGC Energy Development (USA) Inc., as buyer
Little Lake - Strikeking North	Jefferson		Operating Agreement	7/1/09	Operating Agreement dated July 1, 2009 between JGC Energy Development (USA), as operator, and Shoreline Southeast LLC, as non-operator
Little Lake - Strikeking West	Jefferson		Letter Agreement	5/29/07	Letter Agreement dated May 29, 2007 between Shoreline Energy LLC and Marlin Coastal, L.L.C. covering Section 17-T18S-R23E
Little Lake - Strikeking West	Jefferson		Conservation Order	9/16/08	State of Louisiana Office of Conservation Order No. 604-G-3 for the TP 6 Zone, Reservoir D in Little Lake Field dated September 16, 2008
Little Lake - Strikeking West	Jefferson		Participation Agreement	9/2/08	Participation Agreement dated September 2, 2008, between Shoreline Southeast LLC, JGC Energy Development (USA) Inc., Rayco Resources, LLC and Apple Resources, LLC
Little Lake - Strikeking West	Jefferson		Operating Agreement	9/2/08	Operating Agreement dated September 2, 2008, between Shoreline Southeast LLC, JGC Energy Development (USA) Inc., Rayco Resources, LLC and Apple Resources, LLC
Little Lake - Strikeking West	Jefferson		Agreement	5/1/08	Agreement dated May 1, 2008, between Shoreline Southeast LLC, Apple Resources, LLC, Rayco Resources, LLC, Monarch Exploration, Inc., Coastline Oil & Gas, Inc., Daniel P. and Laura Duggan Hurley, David J. and Elizabeth Sibley Morgan, as Sellers, and JGC Energy Development (USA) Inc.
Little Lake - Strikeking West	Jefferson		Production Handling Agreement	11/1/08	Production Handling Agreement dated November 1, 2008, between JGC Energy Development (USA) Inc., as Processor, and JGC Energy Development (USA) Inc. et al, as Producer
Little Lake - Strikeking West	Jefferson		Commingling Agreement	2/2/09	Commingling Agreement dated February 2, 2009 between JGC Energy Development (USA) Inc. and Shoreline Southeast LLC
Little Lake - Turtle Bay	Jefferson		Farmout Agreement	12/21/10	Farmout Agreement dated December 21, 2010 between JGC Energy Development (USA) Inc., as Farmor, and Houston Energy, L.P. and Shoreline Southeast LLC, as Farmees
Little Lake - Turtle Bay	Jefferson		Production Handling Agreement	4/15/11	Production Handling Agreement dated April 15, 2011 between JGC Energy Development (USA) Inc., as Processor, and Houston Energy, L.P. and Shoreline Southeast LLC, as Producer
Little Lake - Turtle Bay	Jefferson		Joint Operating Agreement	1/1/11	Joint Operating Agreement dated January 1, 2011, between Houston Energy Operating, L.P., as Operator, and Shoreline Southeast LLC et al, as Non-Operators
Little Lake - Yokohama	Jefferson		Participation Agreement	11/1/08	Participation Agreement dated November 1, 2008 between Shoreline Southeast LLC and JGC Energy Development (USA) Inc.
Little Lake - Yokohama	Jefferson		Production Handling Agreement	3/1/09	Production Handling Agreement dated March 1, 2009 between JGC Energy Development (USA) Inc., as Processor, and JGC Energy Development (USA) Inc. and Shoreline Southeast LLC, as Producer
Little Lake - Yokohama	Jefferson		Gathering Agreement	5/1/09	Gathering Agreement between JGC Energy Development (USA) Inc. and Shoreline Southeast LLC dated May 1, 2009
Little Lake - Yokohama	Jefferson		Request to Commingle	5/1/09	Request to Commingle New Well dated May 1, 2009 to commingle production from the SL 19864 #1 with the existing wells operated by JGC in the Little Lake Field

Live Oak	Vermilion	10991000	Joint Operating Agreement	05/17/04	Browning, Castex, Kitty Hawk, J&S Oil, et al Operator - Browning
Live Oak	Vermilion	11248000	Unit Order 300-C-4	07/29/83 eff: 07/19/83
Live Oak	Vermilion	10794000	Purchase and Sale; Amended and Restated Agreement of Ltd. Partnership; First Amendment to Agreement; Assignment of Partnership Interest	05/31/2007 eff: 04/01/07	EPL to Castex 2007 LP
Live Oak	Vermilion	10982000	Distribution of Partnership Assets	11/30/07	Castex et al and Energy XXI

Magnolia	Plaquemines		Letter Agreement	7/5/11	Offer to Purchase Letter Agreement dated July 5, 2011 between Shoreline Southeast LLC and Energy & Exploration Solutions, LLC
Magnolia	Plaquemines		Purchase and Sale Agreement	9/1/11	Purchase and Sale Agreement dated 9/1/11 between Shoreline Southeast LLC and Energy & Exploration Solutions, LLC
Magnolia	Plaquemines		Closing Documents	9/1/11	Closing documents for the Magnolia Field acquisition dated effective September 1, 2011 between Energy & Exploration Solutions, LLC and Shoreline Southeast LLC
Magnolia	Plaquemines		Purchase and Sale Agreement	9/7/11	Purchase and Sale Agreement (and related closing documents) between Southern Natural Gas Company and Shoreline Southeast LLC dated September 7, 2011
Magnolia	Plaquemines		Interconnect Agreement	9/16/11	Interconnect Agreement dated September 16, 2011 between Southern Natural Gas Company, L.L.C., and Shoreline Southeast LLC

Manila Village	Jefferson	10350000	Letter Agreement	06/15/05	Enbridge and Castex
Manila Village	Jefferson	10454000	Joint Operating Agreement	02/01/05	Castex and EPL Operator - Castex
Manila Village	Jefferson	10837000	Joint Operating Agreement	05/01/07	Castex and Energy XXI Operator - Castex
Manila Village	Jefferson	10982000	Distribution of Partnership Assets	11/30/07	Castex et al and Energy XXI
Manila Village	Jefferson	11503000	Produced Water Disposal Agreement	09/22/08	LL&E and Energy XXI
Manila Village	Jefferson	11845000	Unit Order 582-Z-5	07/08/09 eff: 06/23/09	Operator - Castex
Manila Village	Jefferson	12007000	Voluntary Unit Agreement	01/13/10	State Mineral Board, Castex and Energy XXI
Manila Village	Jefferson	10794000	Purchase and Sale; Amended and Restated Agreement of Ltd. Partnership; First Amendment to Agreement; Assignment of Partnership Interest	05/31/2007 eff: 04/01/07	EPL to Castex 2007 LP
Manila Village	Jefferson	10015000	Purchase and Sale	6/6/2006 eff: 06/01/06	Castex et al to Energy XXI
Manila Village	Jefferson		Gas Purchase Contract	09/01/11	Gas Purchase Contract dated September 1, 2011 by and between Shoreline Southeast LLC as “Seller” and American Midstream (Louisiana Intrastate), LLC as “Buyer”
Manila Village	Jefferson		Products Purchase Agreement	12/01/08	Products Purchase Agreement dated December 1, 2008 by and between Energy XXI GOM, LLC as “Producer” and Enterprise Gas Processing, LLC as “Processor”.
Manila Village	Jefferson		Rental Service Agreement		Rental Service Agreement between Shoreline Southeast LLC and Tiger Industries

Mia North	Jefferson Davis	000496-C	Joint Operating Agrmt	11/26/2003	OA WITH ASPECT WILLIAMS 24-1
Mia North	Jefferson Davis	000496A-C	Unit Order	5/25/2004	ORDER NO 1462 A WILLIAMS 24 1
Mia North	Jefferson Davis		Gas Purchase and Sale Contract	3/1/2011	Gas Purchase Contract dated March 1, 2011 by and between Shoreline Southeast LLC as “Seller” and Enerfin Field Services LLC as “Buyer”
Mia North	Jefferson Davis		Master Compression Services Agreement	1/12/2011	Master Compression Services Agreement dated January 12, 2011 between Shoreline Southeast LLC and Exterran

Multiple	Various		Oil Purchase Contract	10/1/10	Oil Purchase Contract dated October 1, 2010, by and between Shoreline Southeast LLC as “Seller” and Shell Trading (US) Company as “Buyer”
Multiple	Various		Gas Purchase Contract	5/7/99	Gas Purchase Contract dated May 7, 1999 by and between Targa Louisiana Field Services LLC as “Buyer” and Crimson Exploration Operating Inc. as “Seller”
Multiple	Various	B003860	Performance Bond	09/17/07	Performance Bond between Shoreline Southeast LLC as Principal, and State of Louisiana Office of Conservation as Obligee
Multiple (Gross Isle and Ouiski Bayou)	Vermilion and Terrebonne		Participation Agreement	9/1/06	Participation Agreement dated 9-1-06 between Baby Oil and Harvest Development LLC. Identifies workover or re-completion prospects
Multiple (Gross Isle and Ouiski Bayou)	Vermilion and Terrebonne	Letter Agreement	5/4/06	Letter Agreement to Assign Interest dated 5-4-06 between Coastline and Baby Oil. David J. Morgan 1% ORRI on reworking of:
Kelly #1 Richard Well-Grosse Isle Field-Vermilion Parish
Kelly #1 Kibbe Well-Grosse Isle Field-Vermilion Parish
Kelly #1 Goldsby-Ouiski Bayou Field-Terrebonne Parish
Kelly #3 Goldsby-Ouiski Bayou Field-Terrebonne Parish
					Kelly #1 Casente-Ouiski Bayou Field-Terrebonne Parish
Multiple (Manila Village and West Deer Island)	Various		Gas Purchase Contract	6/1/10	Gas Purchase Contract dated June 1, 2010 by and between Shell Energy North America (US), L.P. as “Buyer” and Shoreline Southeast LLC as “Seller”.
Multiple (Manila Village and Point Au Fer)	Various		Oil Purchase Contract	11/20/08	Oil Purchase Contract dated November 20, 2008 by and between Plains Marketing L.P. as “Buyer” and Energy XXI Gulf Coast Inc. as “Seller”
Multiple	Various		Master Compression Services Agreement	2/4/10	Master Compression Services Agreement dated February 4, 2010 between Shoreline Southeast LLC and Exterran
Multiple (Point Au Fer and Manila Village)	Terrebonne and Jefferson		Master Compression Services Agreement	7/7/11	Master Compression Services Agreement dated July 7, 2011 between Shoreline Southeast LLC and Exterran
Multiple	Various		Rental Service Agreement		Rental Service Agreement between Shoreline Southeast LLC and TF Services

North Gillis	Jefferson Davis	000440-C	Joint Operating Agrmt	1/6/1998	KM-25956 - HAYES LBR #1 & MINERALS 29-1
North Gillis	Jefferson Davis	000440A-C	Unit Order	2/9/1999	KM-25956-A CC ORDER 957-C - NS RA HAYES LUMBER 29-1 HAYES MINERALS 29-1
North Gillis	Jefferson Davis	000440B-C	Unit Order		KM-25956-B HAYES LUMBER CO / HS RESOURCE; HAYES LUMBER 29-1
North Gillis	Jefferson Davis	000440C-C	Unit Order	1/27/2004	ORDER 957 B HBY 4 RA & RB HAYES LUMBER 29-1 & HAYES MINERALS 29-1
North Gillis	Jefferson Davis	000440D-C	Joint Operating Agrmt	1/6/1998	KM-25956D M&M AND SOUTHTECH HAYES LUMBER 29-1
North Gillis	Jefferson Davis	000440E-C	Unit Order	7/26/2004	KM-25956-E ORDER 957-B-2, HBY 4 RA SUA HAYES LUMBER 29-1
North Gillis	Jefferson Davis	000448-C	Joint Operating Agrmt	3/22/1999	KM-25957 HAYES LUMBER #28-2
North Gillis	Jefferson Davis	000448A-C	Unit Order	2/9/1999	KM-25957-A CC ORDER-HBY 4 RB SUA HAYES LUMBER 28-2
North Gillis	Jefferson Davis	000448B-C	Unit Order	10/26/2000	KM-25957-B CC ORDER, C 6400 RA SUA HAYES LUMBER 28-2
North Gillis	Jefferson Davis	000459-C	Joint Operating Agrmt	3/1/2001	KM-25969 - KING CORP #25-1 W/ASPECT
North Gillis	Jefferson Davis	000459A-C	Unit Order	6/12/2001	KM-25969-A - ORD.143-E, KING CORP 25-1
North Gillis	Jefferson Davis	000482-C	Joint Venture Agreement	10/15/1997	KM-26063 N. GILLIS JOINT VENTURE AGMT HAYES LUMBER & HAYES MINERALS
North Gillis	Jefferson Davis	000483-C	Joint Venture Agreement	7/27/1999	HUNT HSR N GILLIS PROJ AREA
North Gillis	Jefferson Davis	000495-C	Escrow Agrmt		KM-26219 - FOLLEY, JOHN D
North Gillis	Jefferson Davis		Gas Purchase and Sale Contract	5/19/2010	Gas Purchase and Sale Contract dated May 19, 2010 by and between Shoreline Southeast LLC as “Seller” and NJR Energy Services Company as “Buyer”

North Jeff Davis Prospects	Jefferson Davis			5/24/10	Consulting Agreement dated May 24, 2010 between Island Energy, LLC et al and Shoreline Southeast LLC

North Starks/Tenor	Jefferson Davis	000494-C	LLC Operating Agreement		KM-26181 SOUTHTECH, ASPECT, HS

N. Ouiski Bayou - Roxy	Terrebonne		Letter Agreement	7/10/08	Letter Agreement dated July 10, 2008 between Shoreline Energy LLC and Castex Energy, Inc. whereby Shoreline exercises its right to obtain 25% working interest in Roxy, Armani and Vaurnet Prospects and requests Castex make an election as to their participation
Ouiski Bayou	Terrebonne		Operating Agreement	11/1/09	Operating Agreement dated November 1, 2009 between Castex Energy, Inc., as Operator, and Shoreline Southeast LLC et al, as Non-Operators
Ouiski Bayou - Armani	Terrebonne		Letter Agreement	7/10/08	Letter Agreement dated July 10, 2008 between Shoreline Energy LLC and Castex Energy, Inc. whereby Shoreline exercises its right to obtain 25% working interest in Roxy, Armani and Vaurnet Prospects and requests Castex make an election as to their participation
Ouiski Bayou - Revo	Terrebonne		Letter Agreement	8/24/07	Per the Seismic Consulting Agreement dated 4/9/07 between Castex and Shoreline (Contract 016), our August 24, 2007 Letter Agreement was sent to Castex exercising our right to obtain 25% working interest in Revo, Serengeti, Oakley, Bolle' and Goldsby #1 ST Prospects and requesting Castex's election as to their participation. Castex elected to participate for 75% WI in Revo
Ouiski Bayou - Revo	Terrebonne		Operating Agreement	11/1/09	Operating Agreement dated November 1, 2009 between Castex Energy, Inc., as Operator, and Shoreline Southeast LLC et al, as Non-Operators
Ouiski Bayou - Goldsby #1 ST	Terrebonne		Letter Agreement	8/24/07	Per the Seismic Consulting Agreement dated 4/9/07 between Castex and Shoreline (Contract 016), our August 24, 2007 Letter Agreement was sent to Castex exercising our right to obtain 25% working interest in Revo, Serengeti, Oakley, Bolle' and 43.75% WI in Goldsby #1 ST Prospects and requesting Castex's election as to their participation. Castex elected to participate for 56.25% WI in the Goldsby #1 ST
Goldsby #1 ST (Ouiski Bayou)	Terrebonne	Letter Agreement	10/31/07	October 31, 2007 Letter Agreement with Baby Oil - Goldsby #1 Well.
					This agreement conveyed WI in Baby Oil's HBP acreage within the CIB OP Unit to the extent that it also overlapped with LL and KK Units. Baby Oil reserved a 1% BPO/2% APO ORRI in this HBP acreage. As additional consideration, Shoreline will assign Baby Oil a 1% BPO/2% APO ORRI in all KK and LL leases/production. This assignment of ORRI to Baby Oil has not taken place. It should be conveyed as we approach the spud date

Point Au Fer	Terrebonne	10744000	Joint Operating Agreement	07/21/05	Castex, J&S Oil and Mills Energy, Kitty Hawk et al Operator - Castex
Point Au Fer	Terrebonne	10745000	Settlement Agreement	11/30/05	Mills Energy, Castex and Kitty Hawk
Point Au Fer	Terrebonne	10746000	Joint Operating Agreement	07/21/05	Castex, G&H Oil, Energy Gas, JB Hanks
Point Au Fer	Terrebonne	10747000	Farmout	04/20/06	Texas Petroleum and Castex
Point Au Fer	Terrebonne	10748000	Farmout	09/12/94	Shell Western E&P and Oryx
Point Au Fer	Terrebonne	10758000	Letter Agreement	8/18/1993	Sun, Oryx and Linder
Point Au Fer	Terrebonne	10759000	Unitization Agreement	08/06/93	Linder, Smythe Co., LL&E et al
Point Au Fer	Terrebonne	10760000	Letter Agreement	08/12/59	Sunray and Texaco
Point Au Fer	Terrebonne	10763000	Pooling and Unitization Agreement	05/15/68	Texaco, Sunray, LL&E, State Mineral Board et al
Point Au Fer	Terrebonne	10764000	Joint Operating Agreement	03/06/56	Texas Co., Sunray, Republic Natural Gas and CG Glasscock-Tidelands Operator - Republic
Point Au Fer	Terrebonne	10765000	Joint Operating Agreement	06/01/73	Texaco and Sun Oil Operator - Sun
Point Au Fer	Terrebonne	10769000	Letter Agreement	05/27/57	Republic, Glasscock-Tidelands, Sunray and The Texas Co.
Point Au Fer	Terrebonne	10770000	Unitization Agreement	07/13/59	Sunray, Texaco, State Mineral Board, Mary Smith Nelson et al
Point Au Fer	Terrebonne	10774000	Global Settlement Agreement	02/22/94	State of Louisiana, Texaco and LL&E
Point Au Fer	Terrebonne	10775000	Letter Agreement	07/20/05	Castex, Point au Fer LLC and Roman Catholic Archdiocese
Point Au Fer	Terrebonne	10776000	Letter Agreement	08/23/05	Castex and Xplor
Point Au Fer	Terrebonne	10777000	Letter Agreement	06/16/05	Kitty Hawk, William Lomerson and Joffre Croere
Point Au Fer	Terrebonne	11161000	Indemnity Agreement	01/20/06	Point Au Fer LLC, Energy XXI, Castex et al
Point Au Fer	Terrebonne	11609000	Production Handling Agreement	01/05/09	Energy XXI and Castex Operator - Energy XXI
Point Au Fer	Terrebonne	11913000	Facilities Agreement	could not locate file
Point Au Fer	Terrebonne	11960000	Compromise Settlement and Release Agreement	12/31/09	Energy XXI and Mills Energy
Point Au Fer	Terrebonne	10015000	Purchase and Sale	6/6/2006 eff: 06/01/06	Castex et al to Energy XXI
Point Au Fer	Terrebonne		Gas Purchase Contract	07/01/11	Gas Purchase Contract dated July 1, 2011 by and between Shoreline Southeast LLC as “Seller” and Texon L.P. as “Buyer”

Port Allen	West Baton Rouge		Participation Agreement	9/15/06	Participation Agreement dated 9-15-06 between Victor P Smith Oil Company and Shoreline Southeast LLC covering portions of Sections 25,26,27 34,35,36 T7S-R11E

Rabbit Island	St. Mary	10120000	Confidentiality Agreement	11/15/06	Energy XXI and Petro-Hunt
Rabbit Island	St. Mary	10376000	Confidentiality Agreement	01/23/07	Energy XXI and Petsec Energy
Rabbit Island	St. Mary	10469000	Confidentiality Agreement	11/27/06	Energy XXI and Contango Offshore
Rabbit Island	St. Mary	10471000	Confidentiality Agreement	11/28/06	Energy XXI and CL&F Resources
Rabbit Island	St. Mary	10472000	Confidentiality Agreement	11/14/06	Energy XXI and Challenger
Rabbit Island	Iberia	10841000	Joint Operating Agreement	04/01/05	Operator - Castex
Rabbit Island	Iberia	10910000	Exploration Agreement	08/01/05	Chevron and Castex Operator - Castex
Rabbit Island	St. Mary	10919000	Unit Order	could not locate file
Rabbit Island	St. Mary	11020000	Voluntary Unit Agreement	12/12/07	State Mineral Board and EXXI Operator - Energy XXI
Rabbit Island	St. Mary	11162000	Drilling Commitment/Assignment of Subleases and Contribution Agreement	03/01/05	SL 340 LLC, Rabbit Islands LP, LaBay Exploration and Castex
Rabbit Island	St. Mary	11501000	Farmout	10/09/08	Energy XXI and Castex
Rabbit Island	St. Mary	11603000	Letter Agreement - Pipeline Crossing	06/06/07	Plains Pipeline and Energy XXI
Rabbit Island	St. Mary	11606000	Unit Order 726-G-1	06/16/71 eff: 07/01/71	Operator - Texaco
Rabbit Island	St. Mary	11609000	Production Handling Agreement	07/27/06	Energy XXI, Castex, Lake Salvador and Rabbit Island LP
Rabbit Island	St. Mary	11623000	Bidding Agreement	could not locate file
Rabbit Island	St. Mary	11687000	Processing, Handling and Pumping Service Agreement	08/01/05	Chevron and Castex
Rabbit Island	Iberia	11769000	Purchase and Sale	02/28/09	Plains Pipeline to Energy XXI
Rabbit Island	St. Mary	11770000	Pipeline Connection Agreement	03/23/09	Energy XXI and Plains Pipeline
Rabbit Island	Iberia	11807000	Letter Agreement - Pipeline Crossing	06/05/07	Chevron and Energy XXI
Rabbit Island	Iberia	11808000	Unit Order 726-G	03/10/71	Operator - Texaco
Rabbit Island	Iberia	11809000	Unit Order 726-N	08/15/01 eff: 07/18/01	Operator - Texaco
Rabbit Island	Iberia	11810000	Unit Order 726-M	12/03/98 eff: 11/10/98	Operator - Texaco
Rabbit Island	Iberia and St. Mary	50003	Joint Operating Agreement	06/01/06	Operator - Castex
Rabbit Island	Iberia and St. Mary	10015000	Purchase and Sale	6/6/2006 eff: 06/01/06	Castex et al to Energy XXI
Rabbit Island	Iberia and St. Mary		Gas Purchase Contract	07/01/11	Gas Purchase Contract dated July 1, 2011 by and between Shoreline Offshore LLC as “Seller” and Texon L.P. as “Buyer”
Rabbit Island	Iberia and St. Mary		Oil Purchase Contract	01/01/10	Oil Purchase Contract dated January 1, 2010 by and between Shell Trading (US) Company as “Buyer” and Energy XXI GOM LLC as “Seller”. (Rabbit Island)
Rabbit Island	Iberia and St. Mary	B006604	Performance Bond	06/20/11	Performance Bond between Shoreline Offshore LLC as Principal, and State of Louisiana Office of Conservation as Obligee
Rabbit Island	Iberia and St. Mary	B006631	Performance and Payment Bond	06/23/11	Performance and Payment Bond between Shoreline Offshore LLC as Principal, and Chevron U.S.A. as Obligee
Rabbit Island	Iberia and St. Mary	B006630	Performance Bond	06/23/11	Performance Bond between Shoreline Offshore LLC as Principal, and SM Energy Company as Obligee
Rabbit Island	Iberia and St. Mary	B006629	Plugging and Abandonment Bond	06/23/11	Plugging and Abandonment Bond between Shoreline Offshore LLC as Principal, and Energy XXI Onshore, LLC as Obligee
Rabbit Island	Iberia and St. Mary		Dock Lease	07/01/11	Dock Lease dated July 1, 2011 between Shoreline Offshore LLC and David A Luke Sr. for the Rabbit Island Field
Rabbit Island	Iberia and St. Mary		Master Compression Services Agreement	07/07/11	Master Compression Services Agreement dated July 7, 2011 between Shoreline Offshore LLC and Exterran
Rabbit Island	Iberia and St. Mary		Master Time Charter Agreement	09/14/11	Master Time Charter Agreement dated September 14, 2011 between Shoreline Offshore LLC and Gulf Offshore Logistics

Roanoke	Jefferson Davis	000451-C	Joint Operating Agrmt	10/23/2000	KM-25960 - HELEN H THOMAS #1
Roanoke	Jefferson Davis	000451A-C	Unit Order	3/1/2001	KM-25960-A HELEN H THOMAS #1 HBY RA
Roanoke	Jefferson Davis		Master Compression Services Agreement	5/11/2010	Master Compression Services Agreement dated May 11, 2010 between Shoreline Southeast LLC and Exterran

Sabine Lake	Cameron	000423-C	Joint Operating Agreement	06/20/07	SL 19095 #1
Sabine Lake	Cameron	000424-C	Participation Agreement	06/20/07	SL 19095 #1
Sabine Lake, South	Cameron		Letter Agreement	8/6/10	Letter Agreement dated May 6, 2010 between Shoreline Southeast LLC and Blue Moon Exploration Company
Sabine Lake, South	Cameron		Participation Agreement	7/1/10	Participation Agreement (and Operating Agreement) dated July 1, 2010 between Shoreline Southeast LLC and Blue Moon Exploration, et al.
Sabine Lake (Southeast)	Cameron		Participation Agreement	8/22/06	Participation Agreement dated 8-22-06 between Blue Moon Exploration Company and Shoreline Southeast LLC et al covering AMI including State Lease 19068
Sabine Lake (Southeast)	Cameron		Ratification and Joinder Agreement	8/22/06	Ratification and Joinder Agreement dated 8-22-06 between Shoreline Southeast LLC and Northstar GOM, LLC covering AMI including State Lease 19068
Sabine Lake (Southeast)	Cameron		Ratification and Joinder Agreement	8/22/06	Ratification and Joinder Agreement dated 8-22-06 between Pickens Financial Group LLc and Northstar GOM, LLC covering AMI including State Lease 19068
Sabine Lake (Southeast and Southwest)	Cameron		Voluntary Unitization Agreement	4/9/08	Voluntary Unitization Agreement dated 4-9-08 between the State Mineral Board and Shoreline Southeast LLC (Operator), JIL Exploration and J&S Oil & Gas, Inc. (WI Owners) including State Lease 19067 and 19068
Sabine Lake (Southeast and Southwest)	Cameron		Well Supervision Agreement	5/9/08	Well Supervision Agreement dated May 9, 2008 between Rosetta Resources Operating LP and Shoreline Southeast LLC
Sabine Lake (Southeast and Southwest)	Cameron		Production Handling and Gathering Agreement	5/1/08	Production Handling and Gathering Agreement dated effective May 1, 2008 between Rosetta Resources Operating LP and Shoreline Southeast LLC
Sabine Lake (Southeast and Southwest)	Cameron		Deferred Gas Production Agreements		Deferred Gas Production Agreements between the Louisiana State Mineral Board and JIL Exploration, Inc.
Sabine Lake (Southeast and Southwest)	Cameron		Letter Agreement	3/31/10	Letter Agreement dated March 31, 2010 between Blue Moon Exploration Company, LLC and Shoreline Southeast LLC et al covering participation in the 3-D reprocessing
Sabine Lake (Southwest)	Cameron		Participation Agreement	8/22/06	Participation Agreement dated 8-22-06 between Blue Moon Exploration Company and Shoreline Southeast LLC et al covering AMI including State Lease 19067
Sabine Lake (Southwest)	Cameron		Ratification and Joinder Agreement	8/22/06	Ratification & Joinder Agreement dated 8-22-06 between Shoreline Southeast LLC and Northstar GOM, LLC covering AMI including State Lease 19067
Sabine Lake (Southwest)	Cameron		Ratification and Joinder Agreement	8/22/06	Ratification & Joinder Agreement dated 8-22-06 between Pinkens Financial Group LLC and Northstar GOM, LLC covering AMI including State Lease 19067
Sabine Lake - Pleasure Island	Jefferson, Orange TX and Cameron		Exploration Agreement	11/1/06	Exploration Agreement dated effective November 1, 2006 between Davis Petroleum Corp. and Rosetta Resources Operating LP.
Sabine Lake - Pleasure Island	Cameron		Letter Agreement	3/11/10	Letter Agreement dated March 11, 2010 and effective March 12, 2010 between Shoreline Offshore LLC and Davis Petroleum Corp.
Sabine Lake 2 - Pleasure Island	Jefferson TX		Term Pooling Agreement	2/20/07	Term Pooling Agreement dated effective February 20, 2007 by and between the State of Texas and Davis Petroleum Corp. covering Texas State Leases M-102881, M-102882, M-102883, M-107575
Sabine Lake 2 - Pleasure Island	Jefferson TX		Joint Operating Agreement	11/1/06	Joint Operating Agreement dated November 1, 2006 between Rosetta Resources Operating LP and Davis Petroleum Corp., et al covering State Leases M-102881, M-102882 and M-102883
Sabine Lake 5 - Pleasure Island (Speckled Trout)	Jefferson TX		Joint Operating Agreement	2/1/07	Joint Operating Agreement dated February 1, 2007 between Rosetta Resources Operating LP and Davis Petroleum Corp., et al for State Leases M-107569 and M-107570
Sabine Lake 6 - Pleasure Island (Speckled Trout)	Jefferson TX		Joint Operating Agreement	2/1/07	Joint Operating Agreement dated February 1, 2007 between Rosetta Resources Operating LP and Davis Petroleum Corp., et al for State Lease M-107565
Sabine Lake 7 - Pleasure Island (Speckled Trout)	Jefferson TX		Joint Operating Agreement	2/1/07	Joint Operating Agreement dated February 1, 2007 between Rosetta Resources Operating LP and Davis Petroleum Corp., et al for State Leases M-107564, M-107562, and M-107563
Sabine Lake 8 - Pleasure Island (Speckled Trout)	Jefferson TX		Joint Operating Agreement	2/1/07	Joint Operating Agreement dated February 1, 2007 between Rosetta Resources Operating LP and Davis Petroleum Corp., et al for State Leases M-107566 and M-107567
Sabine Lake 9 - Pleasure Island (Speckled Trout)	Jefferson TX		Joint Operating Agreement	2/1/07	Joint Operating Agreement dated February 1, 2007 between Rosetta Resources Operating LP and Davis Petroleum Corp., et al for State Leases M-107561 and M-107568
South Pecan Lake	Cameron		Letter Agreement	8/31/10	Letter Agreement dated August 31, 2010 between Davis Petroleum Corp. and Shoreline Southeast LLC
South Pecan Lake	Cameron		Purchase and Sale Agreement	10/14/10	Purchase and Sales Agreement dated October 14, 2010 between Shoreline Southeast LLC and Davis Petroleum Corp.
South Pecan Lake	Cameron		Guaranty Agreement	10/15/10	Guaranty Agreement and Treasury Regulation Affidavit dated October 15, 2010
South Pecan Lake	Cameron		Operating Agreement	10/14/10	Operating Agreement dated October 14, 2010 between Davis Petroleum Corp., as operator, and Shoreline Southeast LLC, as non-operator
South Pecan Lake	Cameron		Partial Release of Liens		Partial Release of Liens and Security Interests and Partial Release of Lien
South Pecan Lake Deep	Cameron		Participation Agreement	10/14/10	Participation Agreement dated October 14, 2010 between Davis Petroleum Corp. and Shoreline Southeast LLC
South Pecan Lake Deep	Cameron		Operating Agreement	10/14/10	Operating Agreement dated October 14, 2010 between Davis Petroleum Corp., as operator, and Shoreline Southeast LLC, as non-operator

Southwest Speaks	Lavaca	10530000	Declaration of Pooled Gas Unit	undated eff: first date of production	Marlin et al
Southwest Speaks	Lavaca	10620000	Designation of Unit	05/08/85	Operator - JWR Exploration
Southwest Speaks	Lavaca	10621000	Designation of Unit	04/30/86	Operator - JWR Exploration
Southwest Speaks	Lavaca	10622000	Farmout	10/09/95	Costilla Energy and Yuma
Southwest Speaks	Lavaca	10623000	Amine Plant Agreement	07/22/97	United Oil, McCulloch, Yuma Costilla et al
Southwest Speaks	Lavaca	10624000	Farmout	08/03/95	Conoco and Yuma
Southwest Speaks	Lavaca	10625000	Farmout	09/02/03	Coastal Plains et al and United Resources
Southwest Speaks	Lavaca	10626000	Farmout	04/29/96	Magnum and United Oil & Gas
Southwest Speaks	Lavaca	10627000	Participation Agreement	09/17/03	United Resources and Orr Exploration
Southwest Speaks	Lavaca	10628000	Purchase and Sale Agreement	05/01/02	United Oil to Daimon Partners
Southwest Speaks	Lavaca	10629000	Settlement Agreement	01/30/01	Unified, United, Daimon, Magnum et al
Southwest Speaks	Lavaca	10630000	Farmout	01/31/00	Conoco and United
Southwest Speaks	Lavaca	10631000	Acquisition and Farmout	02/19/98	Coastal Plains et al and United
Southwest Speaks	Lavaca	10632000	Joint Operating Agreement	03/27/01 eff: 01/30/01	Operator - United Oil
Southwest Speaks	Lavaca	10633000	Settlement Agreement
Southwest Speaks	Lavaca	10634000	Sale of Interest and Agreement	09/25/95	United Oil and Yuma
Southwest Speaks	Lavaca	10635000	Participation Agreement	09/21/00	United and Daimon
Southwest Speaks	Lavaca	10636000	Participation Agreement
Southwest Speaks	Lavaca	10637000	Participation Agreement
Southwest Speaks	Lavaca	10638000	Letter Agreement	03/26/01	United, Daimon and LDNG
Southwest Speaks	Lavaca	11217000	Purchase and Sale	02/21/2006 eff: 01/01/06	Marlin Energy to Energy XXI

Topsy	Jefferson Davis	000504-C	Participation Agreement	7/30/2004	KM-26411 TOPSY PROSPECT PART AGRMT
Topsy	Jefferson Davis	000504A-C	Letter Agreement	7/30/2004	KM-26411A TOPSY PROSPECT PROPOSAL & AFE QUATRE 27-1 & BEL 22-1
Topsy	Jefferson Davis	000504B-C	Joint Operating Agrmt	7/30/2004	KM-26411B TOPSY PROSPECT JOA
Topsy	Jefferson Davis	000504C-C	Unit Order	1/18/2005	KM-26411C ORDER NO 957-E QUATRE PARISH 27-1
Topsy	Jefferson Davis	000504D-C	Unit Order	1/18/2005	KM-26411D ORDER NO 957-C-2 QUATRE PARISH 27-1
Topsy	Jefferson Davis	000509-C	Unit Order	11/15/2005	KM-26472 ORDER NO 957-C-3 BEL MINERAL 22-1
Topsy	Jefferson Davis	000509A-C	Unit Order	11/15/2005	KM-26472A ORDER NO 957-E-1 BEL MINERAL 22-1
Topsy	Jefferson Davis and Allen		Operating Agreement	7/20/10	Operating Agreement dated July 20, 2010 by and amound Shoreline Southeast LLC, as Operator, and ORX Resources, L.L.C., et al, as Non-Operator
Topsy	Jefferson Davis		Agreement	8/14/10	Agreement dated August 4, 2010 between Shoreline Southeast LLC and Crimson Exploration, Inc and Crimson Exploration Operating, Inc. concerning the mispayment of royalties for the Hayes Lumber 28-2 Well
Topsy	Jefferson Davis		Master Compression Services Agreement	11/16/10	Master Compression Services Agreement dated November 16, 2010 between Shoreline Southeast LLC and Exterran
Topsy	Jefferson Davis		Master Compression Services Agreement	2/17/11	Master Compression Services Agreement dated February 17, 2011 between Shoreline Southeast LLC and Exterran